                               EXHIBIT (8)(d)(1)

                      AMENDMENT TO ENDEAVOR SERIES TRUST
                            PARTICIPATION AGREEMENT

                                    AMENDED
                                  SCHEDULE A

                          EFFECTIVE SEPTEMBER 1, 2000
                          ---------------------------

               Account(s), Policy(ies) and Portfolio(s) Subject
                     to the Participation Agreement Among
                            Endeavor Series Trust,
                           Endeavor Management Co.,
                          PFL Life Insurance Company,
                     AUSA Life Insurance Company, Inc. and
                    Peoples Benefit Life Insurance Company

      Accounts:       PFL Endeavor Variable Annuity Account
                      AUSA Endeavor Variable Annuity Account
                      Peoples Benefit Life Insurance Company Separate Account V
                      Peoples Benefit Life Insurance Company Separate Account C
                      PFL Endeavor Variable Life Account
                      PFL Life Variable Annuity Account B
                      PFL Life Variable Annuity Account C
                      PFL Life Variable Annuity Account D
                      Legacy Builder Variable Life Separate Account

      Policies:       The Endeavor Variable Annuity
                      The Endeavor ML Variable Annuity
                      The Endeavor Platinum Variable Annuity
                      The AUSA Endeavor Variable Annuity
                      The Advisor's Edge Variable Annuity
                      PFL Endeavor Variable Life
                      Extra Variable Annuity
                      Access Variable Annuity
                      Endeavor Legacy Builder Plus

      Portfolios:     Endeavor Asset Allocation Portfolio
                      Endeavor Money Market Portfolio
                      T. Rowe Price Equity Income Portfolio
                      T. Rowe Price Growth Stock Portfolio
                      T. Rowe Price International Stock Portfolio
                      Capital Guardian Value Portfolio (formerly Endeavor
                      Value Equity)
                      Jennison Growth Portfolio (formerly Endeavor Opportunity
                      Value)
                      Endeavor Enhanced Index Portfolio
                      Dreyfus U.S. Government Securities Portfolio
                      Dreyfus Small Cap Value Portfolio
                      Capital Guardian Global Portfolio (formerly Endeavor
                      Select)
                      Endeavor High Yield Portfolio
                      Endeavor Janus Growth Portfolio
                      Capital Guardian U.S. Equity Portfolio

PFL LIFE INSURANCE COMPANY                  ENDEAVOR SERIES TRUST
By its authorized officer                   By its authorized officer

By:    /s/ Larry N. Norman                  By:    /s/ Michael Pond
   -------------------------------             --------------------------------

Name:  Larry N. Norman                      Name:  Michael Pond
     -----------------------------               ------------------------------

Title: President                            Title: Executive Vice President
      ----------------------------                -----------------------------

                                            AUSA LIFE INSURANCE
ENDEAVOR MANAGEMENT CO.                     COMPANY, INC.
By its authorized officer                   By its authorized officer

By:    /s/ Michael Pond                     By:    /s/ Larry N. Norman
   -------------------------------             --------------------------------

Name:  Michael Pond                         Name:  Larry N. Norman
     -----------------------------               ------------------------------

Title: CEO/President                        Title: Vice President
      ----------------------------                -----------------------------

PEOPLES BENEFIT LIFE
INSURANCE COMPANY
By its authorized officer

By:    /s/ Larry N. Norman
   -------------------------------

Name:  Larry N. Norman
     -----------------------------

Title: Executive Vice President
      ----------------------------